UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): February 29, 2000


                         Shire Pharmaceuticals Group plc
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             (Exact name of registrant as specified in its charter)


                                England and Wales
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                 (State or other jurisdiction of incorporation)


              0-29630                                      N/A
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     (Commission File Number)                (IRS Employer Identification No.)

East Anton, Andover, Hampshire SP10 5RG England
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(Address of principal executive offices)                      (Zip code)

Registrant's telephone number, including area code          44-1264-333455
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          (Former name or former address, if changed since last report)



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Item 5.  Other Events

     On February 29, 2000, Shire Pharmaceuticals Group plc (the "Company") announced its results of operations for the three months ended December 31, 1999 and the year ended December 31, 1999. The Company also announced unaudited results of operations for the month of January 2000. The Company's press release announcing such results of operations is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits

99.1     Press Release dated February 29, 2000.



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                                      -2-


                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 1, 2000                  SHIRE PHARMACEUTICALS GROUP PLC



                                       By:  /s/ Neil Harris, Esq.
                                            ---------------------------------
                                            Neil Harris, Esq.

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                                  EXHIBIT INDEX


Number   Description

99.1     Press Release dated February 29, 2000